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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of report (date of earliest event reported): January 31, 2002




                           NOBLE DRILLING CORPORATION
             (Exact name of Registrant as specified in its charter)


        DELAWARE                   0-13857                           73-0374541
(State of incorporation)   (Commission file number)    (I.R.S. employer identification number)


  13135 SOUTH DAIRY ASHFORD, SUITE 800
           SUGAR LAND, TEXAS                                           77478
(Address of principal executive offices)                            (Zip code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100


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ITEM 5. OTHER EVENTS.

         The Registrant announced today that its board of directors has unanimously approved a corporate restructuring, subject to stockholder approval, that will effectively result in the Registrant changing its domicile from Delaware to the Cayman Islands. Noble Corporation, the name of a Cayman Islands company that will be formed shortly as a subsidiary of the Registrant, will become the parent holding company of the Registrant and the other companies in the Registrant's corporate group. After completion of the restructuring, Noble
Corporation and the Registrant's corporate group will continue to conduct the businesses now conducted by the Registrant's corporate group. The restructuring will be presented to stockholders of the Registrant for their approval at the 2002 annual meeting of stockholders of the Registrant.

         Attached hereto as Exhibit 99.1 is a press release issued by the Registrant on January 31, 2002, which press release is hereby incorporated herein by reference.

         The press release contains forward-looking statements about the Registrant's business, financial condition and prospects, including statements regarding the consummation of the restructuring, its effect on future financial results, the expected completion of the restructuring, the expected benefits of the restructuring and the tax treatment of the restructuring. The Registrant's actual results or performance could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including, without limitation, changes in laws, regulations or treaties or the interpretation thereof, disagreements by the authorities enforcing such laws, regulations or treaties with the Registrant's interpretation thereof, volatility in crude oil and natural gas prices, the discovery of significant additional oil and/or gas reserves or the construction of significant oil and/or gas delivery or storage systems that impact regional or worldwide energy markets, potential deterioration in the demand for the drilling services of the Registrant and resulting declining dayrates, changes in our customers' drilling programs or budgets, the cancellation by customers of the Registrant of drilling contracts or letter agreements or letters of intent for drilling contracts or their exercise of early termination provisions generally found in the Registrant's drilling contracts, intense competition in the drilling industry, changes in oil and gas drilling technology or in our competitors' drilling rig fleets that could make our drilling rigs less competitive or require major capital investment to keep them competitive, political and economic conditions in the United States and in international markets where the Registrant operates, acts of war or terrorism and the aftermath of the September 11, 2001 terrorist attacks on the United States, cost overruns or delays on shipyard repair, maintenance, conversion or upgrade projects, adverse weather (such as hurricanes) and seas, operational risks (such as blowouts and fires), limitations on the Registrant's insurance coverage, and requirements and potential liability imposed by governmental regulation of the drilling industry
(including environmental regulation). All of the foregoing risks and uncertainties are beyond the Registrant's ability to control, and in many cases, the Registrant cannot predict the risks and uncertainties that could cause its actual results and performance to differ materially from those indicated by the forward-looking statements. When used in the press release, the words
"believes", "anticipates", "expects", "plans" and similar expressions as they relate to the Registrant or its management are intended to identify forward-looking statements.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit 99.1 Noble Drilling Corporation Press Release dated January 31, 2002, announcing a proposed restructuring of the company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NOBLE DRILLING CORPORATION



Date: January 31, 2002     By: /s/ MARK A. JACKSON
                               -------------------------------------------------
                               Mark A. Jackson,
                               Senior Vice President and Chief Financial Officer
                               (Principal Financial and Accounting Officer)


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                                INDEX TO EXHIBITS

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
EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
99.1           Noble Drilling Corporation Press Release dated January 31, 2002, announcing a proposed restructuring of the company.


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